SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported):
                                 July 8, 1997


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


           Florida                   1-13666                 59-3305930
(State or other jurisdiction       (Commission              (IRS employer
      of incorporation)           file number)           identification No.)



               5900 Lake Ellenor Drive, Orlando, Florida 32809
                   (Address of principal executive offices)



             Registrant's telephone number, including area code:
                                (407) 245-4000



                                 Not Applicable
         (Former name or former address, if changed since last report)






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Item 5.     Other Events.

            On July 8, 1997, the Registrant issued a news release entitled "Red Lobster Taps Tatham As New Ad Agency," announcing that Red Lobster's national advertising and media account has been awarded to Euro RSCG Tatham of Chicago, Illinois.

Item 7.     Financial Statements and Exhibits.

            (c)   Exhibits.

                  Exhibit No.       Description

                       99           Press   release   dated   July  8,   1997,
                                    entitled  "Red  Lobster Taps Tatham As New
                                    Ad Agency."


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July 15, 1997                           DARDEN RESTAURANTS, INC.



                                          By:   /s/ C. L. Whitehill
                                                C.L. Whitehill
                                                Senior Vice President,
                                                General Counsel and Secretary

                                INDEX TO EXHIBITS




Exhibit Number 99                                                   Page

            Press release dated July 8, 1997, entitled "Red Lobster
            Taps Tatham As New Ad Agency."                            4